United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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Prudential World Fund, Inc.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

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PRUDENTIAL WORLD FUND, INC.
Strategic Partners International Value Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

FEBRUARY     , 2005

To The Shareholders:

On November 17, 2004, at a regular meeting of the Board of Directors of Prudential World Fund, Inc. (the Company), the Directors approved two new subadvisory agreements for the Company’s Strategic Partners International Value Fund (the Fund). The parties to the subadvisory agreements are Prudential Investments LLC (PI or the Manager), the Fund’s investment manager, and LSV Asset Management (LSV or the Subadviser) and Thornburg Investment Management, Inc. (Thornburg or the Subadviser), the new subadvisers of the Fund.  This information statement describes the circumstances surrounding the Board’s approval of the new subadvisory agreements and provides you with an overview of their terms.  Prudential Investments LLC will continue as your Fund’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.

By order of the Board,

Jonathan D. Shain
Secretary

PRUDENTIAL WORLD FUND, INC.
Strategic Partners International Value Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(800) 225-1852

INFORMATION STATEMENT
FEBRUARY     , 2005

This information statement is being furnished to shareholders investing in the Strategic Partners International Value Fund (the Fund), which is a series of the Prudential World Fund, Inc. (the Company), in lieu of a proxy statement, pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC).  The order permits the Company’s manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

The Company is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Company’s directors are referred to herein as the “Board,” “Board Members” or “Directors.” The Company’s principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.  The Company consists of multiple separate investment series including the Fund.

We are providing shareholders investing in the Fund as of December 13, 2004 with this information statement. This information statement relates to the approval by the Directors of new subadvisory agreements dated as of December 13, 2004 between Prudential Investments LLC (PI or the Manager) and LSV Asset Management (LSV) and between PI and Thornburg Investment Management, Inc. (Thornburg) (collectively, with LSV, the Co-Subadvisers) with respect to the Fund, copies of which are attached hereto as Exhibit A.  LSV and Thornburg replaced Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.) Limited), which had served as the Fund’s subadviser.  The subadvisory agreement between the Manager and BIAM (U.S.) Limited terminated effective at the close of business on December 13, 2004, at which time LSV and Thornburg assumed responsibility for managing the Fund’s assets. The previous subadvisory agreement between the Manager and BIAM (U.S.) Limited was last approved by the Directors, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 26, 2004.

The Fund will pay for the costs associated with preparing and distributing this information statement.  This information statement will be mailed on or about February       , 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund’s manager under a management agreement dated as of March 28, 2001.  PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.  As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $88.4 billion. Information concerning the Fund’s current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

The Principal Underwriter

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund’s principal underwriter.  PIMS is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

Shareholder Reports

The Fund’s most recent annual report for the fiscal year ended October 31, 2004 has been sent to shareholders, and may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of any class of the Fund is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENTS

On November 17, 2004, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements and the recommendation by the Manager of LSV and Thornburg to replace BIAM (U.S.) Limited as the Fund’s subadvisers. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between the Manager and BIAM (U.S.) Limited.  The Directors decided to appoint LSV and Thornburg as the Fund’s new subadvisers after the Manager informed the Board that they no longer wished to retain BIAM (U.S.) Limited to provide investment advisory services to the Fund and notified BIAM (U.S.) Limited of their intention to terminate the subadvisory agreement for business reasons, as described below.

The Subadvisory Agreements contains terms and conditions similar to those of the subadvisory agreement with BIAM, except as more fully described below under “Board Consideration of Subadvisory Agreements.” See also “Terms of Subadvisory Agreements” below for a description of the new agreements. LSV and Thornburg render investment advice to the Fund in accordance with the investment objective and policies of the Fund as established by the Board and also make investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of the Manager.  The Manager, not the Fund, pays advisory fees to LSV and Thornburg.  Therefore, the change in subadviser does not mean any change in advisory fees paid by the Fund.

Section 15 of the Investment Company Act requires that a majority of a mutual fund’s outstanding voting securities approve the Fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC’s order, which is subject to a number of conditions, the Manager may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreements

At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered whether the approval of the Subadvisory Agreements was in the best interests of the Fund.  Before approving the new Subadvisory Agreements, the Directors reviewed performance, compliance and organizational materials regarding LSV and Thornburg and received formal presentations from the Manager at their November 17, 2004 meeting.  Representatives of LSV and Thornburg participated in the discussions with the Directors at the meeting.

In their presentation to the Directors, the Manager explained that the replacement of BIAM (U.S.) Limited was necessitated by the resignation of four of BIAM (U.S.) Limited’s senior investment professionals, including two deputy Chief Investment Officers (CIO) and the newly appointed Portfolio Manager (PM).  Stability having been the hallmark of BIAM (U.S.) Limited’s strategy in the face of difficult performance, it was the Manager’s belief that BIAM (U.S.) Limited’s current situation could have a lasting effect on future performance.

The Manager advised the Directors that following a research screening process intended to identify potential advisers, they had recommended that the Directors approve new subadvisory agreements with LSV and Thornburg to manage the Fund.  Among the factors considered by the Directors in approving the selection of LSV and Thornburg as Co-Subadvisers were the following:

Nature, quality and extent of services

The Board, including the Independent Directors, considered the nature, quality and extent of the services to be provided by the Subadvisers to the Fund.  Particularly, the Board considered the background and experience of the Subadvisers’ senior management.  In searching for replacement subadvisers, the Board noted that the Strategic Investments Research Group, which is an operating unit of the Manager, had reviewed 314 strategies and screened advisors using statistical measures over three and five year periods.  The search reviewed managers based on substyle, manager interest, tenure and performance.  Of a potential twelve candidates, ten interested candidates were considered and six were rejected based on organizational issues, management turnover, or investment style.  On-site visits were conducted with the top four candidates, including the Subadvisers.  The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for the day-to-day portfolio management services to be provided to the Fund.  The Board noted that the Subadvisers’ staff was sufficient to ensure a high level of quality in providing portfolio management services to the Fund.

The Board also reviewed information on the Subadvisers’ duties under the proposed Agreements. These duties include investment research and stock selection, adherence to the Fund’s investment restrictions and monitoring compliance with applicable Fund policies and procedures.  The Board noted that the services to be provided by the Subadvisers under the Agreements are the type of services customarily provided by subadvisers in the mutual fund industry.  The Board determined that the Subadvisers’ staff was sufficient to ensure a high level of quality in providing such services.

The Board concluded that the Fund would benefit from the services to be provided by the Subadvisers under the Agreements as a result of the Subadvisers’ experience, reputation, personnel, operations and resources.

Investment performance of the Fund and the proposed Subadvisers

The Board reviewed information on the performance of the Subadvisers, including comparative performance information on each of the Subadvisers and BIAM.  The comparative performance data was provided to the Manager by Lipper Inc., an independent provider of investment company data.  The Board did not consider the performance of the Fund in determining whether to approve the Subadvisers.

The Board received information regarding other investment advisers that the Manager considered for the Fund.  The Board reviewed performance data pertaining to each Subadviser, including annualized quartile rankings ending June 30, 2004 for one, three and five years, calendar year quartile rankings for the past five years, and risk return data for the three and five year periods ending June 30, 2004.  The Board noted that each Subadviser has provided more consistent performance over such periods, consistently outperforming among the non-U.S. equity portfolios in the Russell comparison and among Lipper International Multi Cap Core Funds in the Lipper comparison.  Based on the Subadvisers’ past performance, the Board noted that the Fund’s volatility would have been in line with risk as measured by standard deviation of returns with peers and in line to slightly below the index.

Costs of services and profits realized by the Subadvisers

The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fee will not change the fee paid by the Fund.  Instead, any increase or decrease will increase or decrease, as applicable, the net fee rate retained by the Manager.  The Board noted that it reviewed information from the Manager relating to the Subadvisers’ potential costs in serving as an investment manager to the Fund, including the costs associated with the personnel and systems necessary to manage the Fund.  The Board also examined the proposed subadviser fees for the Fund as compared to that of other funds and accounts managed by the Subadvisers and of comparable funds managed by other advisers.  The Board noted that the new subadvisory fees may result in a slight increase in the costs to the Manager for management of the Fund, which could reduce the “profitability” of the Manager.  The Board also noted that there has been an increase in the Manager’s expenses to respond to regulatory change and the Manager’s “profitability” from its arrangements with the Fund has been declining since 2003.  In these circumstances, the Board concluded that although profitability was considered reasonable, it was not given significant weight in connection with approving the proposed Agreements.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board determined that the advisory fee structure was reasonable and that no changes were currently necessary to further reflect economies of scale.

Other Benefits to the Subadvisers or their affiliates from serving as subadviser

The Board considered information provided by the Subadvisers relating to their compliance policies, including their soft dollar policies and any other benefits that the Subadvisers or their affiliates would receive under the proposed Agreements.  The Board received a representation from the Chief Compliance Officer that he subadviser compliance program was satisfactory.

The Directors discussed and reviewed the terms of the Subadvisory Agreements. The material terms of the Subadvisory Agreements were substantially similar to those in the prior subadvisory agreement in effect with BIAM (U.S.) Limited, except for the fees to be paid to the Co-Subadvisers.  The fee structures to be paid by the Manager to the Co-Subadvisers is slightly different than the fee formerly paid by the Manager to BIAM (U.S.) Limited, although the difference in the fee structure did not increase the overall management fee paid by Fund shareholders.  For the fiscal year ended October 31, 2004, BIAM (U.S.) Limited received $1,413,743 for advising the Fund.

Based upon their review, the Directors concluded that the Subadvisory Agreements with LSV and Thornburg would be in the best interests of the Fund and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements.

Information Concerning LSV

LSV managed approximately $29.2 billion in assets as of September 30, 2004.  LSV’s address is One North Wacker Drive, Suite 4000, Chicago Illinois 60606.

Exhibit D contains information about the other mutual funds managed by LSV with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of LSV.

Information Concerning Thornburg

Thornburg managed approximately $10.33 billion in assets as of September 30, 2004.  Thornburg’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

Exhibit D contains information about the other mutual funds managed by Thornburg with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of Thornburg.

Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under the Subadvisory Agreement with LSV, LSV is compensated by the Manager (and not the Fund) at an annual rate of 0.45% to the first $150 million, 0.425% of the next $150 million, 0.40% of the next $150 million, 0.375% of the next $300 million and 0.35% over $750 million of the average daily net assets of the Fund.

Under the Subadvisory Agreement with Thornburg, Thornburg is compensated by the Manager (and not the Fund) at an annual rate of 0.45% to the first $50 million, 0.40% of the next $50 million and 0.30% over $100 million of the average daily net assets of the Fund.

Under the previous subadvisory agreement, BIAM (U.S.) Limited was compensated by the Manager (and not the Fund) at an annual rate of 0.45% to the first $50 million, 0.40% of the next $50 million, 0.30% of the next $500 million, 0.28% of the next $200 million and 0.27% over $800 million of the average daily net assets of the Fund.

The Subadvisory Agreements provide that, subject to Manager’s and the Board of Director’s supervision, LSV and Thornburg are responsible for managing their respective investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, LSV and Thornburg will provide the Manager with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of their execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, (2) either Subadvisory Agreement will terminate immediately in the event of their assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund’s management agreement with the Manager, and (3) either Subadvisory Agreement may be terminated at any time by LSV or Thornburg or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, LSV or Thornburg will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund’s Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors’ solicitation relating thereto is made in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
Secretary

Dated: February       , 2005

EXHIBIT A

PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December 2004 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and LSV Asset Management (LSV or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated March 28, 2001, with Prudential World Fund, Inc., a Maryland corporation (the Company) on behalf a series of the Company, Strategic Partners International Value Fund (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Wachovia Securities, LLC (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this

Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One North Wacker Drive, Suite 4000, Chicago, IL 60606, Attention: Chief Operating Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia

Name:	Robert F. Gunia
Title:	Executive Vice President

LSV ASSET MANAGEMENT

By:	/s/ Tremaine Atkinson

Name:	Tremaine Atkinson
Title:	Chief Operating Officer

SCHEDULE A

PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund

As compensation for services provided by LSV Asset Management, Prudential Investments LLC will pay LSV a fee equal, on an annualized basis, to the following:

Fund	Advisory Fee

Strategic Partners International Value Fund	.45% to $150 million
.425% of next $150 million
.40% of next $150 million
.375% of next $300 million
.35% over $750 million

Dated as of December 13, 2004.

PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December 2004 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Thornburg Investment Management, Inc. (Thornburg or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated March 28, 2001, with Prudential World Fund, Inc., a Maryland corporation (the Company) on behalf a series of the Company, Strategic Partners International Value Fund (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Wachovia Securities, LLC (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 119 East Marcy Street, Santa Fe, New Mexico 87501, Attention: Chief Operating Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia

Name:	Robert F. Gunia
Title:	Executive Vice President

THORNBURG INVESTMENT MANAGEMENT, INC.

By:	/s/ Peter Trevisani

Name:	Peter Trevisani
Title:	Director

SCHEDULE A

PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund

As compensation for services provided by Thornburg Investment Management, Inc., Prudential Investments LLC will pay Thornburg a fee equal, on an annualized basis, to the following:

Fund	Advisory Fee

Strategic Partners International Value Fund	.45% to $50 million
.40% of next $50 million
.30% over $100 million

Dated as of December 13, 2004.

EXHIBIT B

MANAGEMENT OF THE FUND

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund’s Manager under a management agreement (the Management Agreement) dated as of March 28, 2001, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 26, 2004. The Management Agreement was approved by shareholders on March 28, 2001.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Company, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Fund’s custodian), and Prudential Mutual Fund Services LLC (PMFS), the Fund’s transfer and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected.  All services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers or employees of the Manager.

In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadvisers;

(b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager is compensated by the Fund at the rate of 1.00% of the Fund’s average daily net assets up to and including $300 million and .95 of 1% of the Fund’s average daily net assets over $300 million.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b)  the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadvisers, (c) the fees and certain expenses of the Fund’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund’s shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days’ nor less than 30 days’ written notice to the Fund.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Fund:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Directors and Officers

The business and other connections of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President & Chief Administrative Officer, PI; Vice President, Prudential Insurance Company of America (Prudential Insurance); President, Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia

Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Jonathan D. Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Distributor and Transfer Agent

Prudential Investment Management Service LLC (PIMS), (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund under a distribution agreement with the Fund.  The Distributor is a subsidiary of Prudential.  Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributor with respect to Class A, Class B, Class C and Class Z shares.  For the fiscal year ended October 31, 2004, PIMS received distribution and servicing fees from the Fund as follows:  $124,881 for Class A Shares, $334,385 for Class B shares, $112,102 for Class C shares, and $0 for Class Z shares.

The Fund’s transfer agent for the fiscal year ending October 31, 2004 was Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.  PMFS received $739,200 for its services in connection with the Fund during the fiscal year ended October 31, 2004.

Brokerage

During the fiscal year ended October 31, 2004, the Fund paid no commissions to any affiliated broker dealers.

EXHIBIT C

OFFICER INFORMATION

Name (Age)	Office(s) With the Fund	Principal Occupations
Judy A. Rice (57)	President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (58)	Vice President

Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice-President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

William V. Healey (51)	Chief Legal Officer

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

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Lee D. Augsburger (45)	Chief Compliance Officer

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer

Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46)	Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

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EXHIBIT D

OTHER FUNDS MANAGED BY LSV AND THORNBURG

The following tables set forth information relating to the other registered investment company portfolios for which LSV and Thornburg act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.

LSV

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Wells Fargo Funds Trust Overseas Fund	35.2 basis points	$164 million

THORNBURG

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Masters Select International Fund	52.5 basis points	$237.3 million

MANAGEMENT OF LSV

The table below lists the name, address, position with LSV and principal occupation during the past five years for the principal executive officers and directors of LSV.

Name and Address*	Position with LSV and Principal Occupation
Josef Lakonishok	Partner, Chief Executive Officer and Portfolio Manager

Robert Vishny	Partner and Portfolio Manager

Menno Vermeulen	Partner and Senior Quantitative Analyst

Tremaine Atkinson	Partner and Chief Operating Officer

Christopher Lacroix 169 East Avenue Norwalk, CT 06851	Partner and Managing Director of New Business Development

*Unless otherwise noted, the address of each person is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

MANAGEMENT OF THORNBURG

The table below lists the name, address, position with Thornburg and principal occupation during the past five years for the principal executive officers and directors of Thornburg.

Name and Address*	Position with Thornburg and Principal Occupation
Garrett Thornburg	Chairman and Chief Executive Officer

Brian McMahon	President and Chief Investment Officer

Bill Fries, CFA	Managing Director and Portfolio Manager

Wendy Trevisani	Managing Director and Portfolio Manager

*The address of each person is 119 East Marcy Street, Santa Fe, New Mexico 87501.

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EXHIBIT E

SHAREHOLDER INFORMATION

As of February 11, 2005 the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 11, 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%

PIMS/Prudential Retirement	30 Scranton Office Park	Z	7,183,907/46.1%
As Nominee for the TTEE/Cust P	Scranton, PA 18507
Prudential Employee Savings

Wells Fargo Bank West NA	8515 E. Orchard Rd #2T2	Z	2,619,443/16.8%
FBO New York Metropolitan	Greenwood Village, CO 80111
Transportation Authority C/O F
457 & 401 (K) Deferred Comp Pla

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